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                                                                    Exhibit 10.1

            SECURITIES PURCHASE AGREEMENT, dated as of November 4, 2004 (this "Agreement"), by and among Vornado Crescent Logistics Operating Partnership, a Delaware general partnership ("Seller"), Vornado Operating L.P., a Delaware limited partnership ("VOO LP"), Vornado Operating Company, a Delaware corporation and the general partner of VOO LP ("VOO"), COPI Cold Storage L.L.C., a Delaware limited liability company ("COPI"), ART AL Holding LLC, a Delaware limited liability company ("Buyer"), Americold Realty Trust, a Maryland real estate investment trust and the parent of Buyer ("Realco"), and Vornado Realty L.P., a Delaware limited partnership ("VNO LP").

                                    RECITALS

            WHEREAS, Seller owns all of the outstanding membership interest in AmeriCold Logistics, LLC ("OpCo");

            WHEREAS, OpCo currently owes VOO LP $6,645,106 (the "OpCo-VOO LP Payable") and VOO LP currently owes VNO LP $26,759,633 (the "VOO LP-VNO LP Payable") under a $75 million revolving line of credit (the "Line of Credit");

            WHEREAS, Buyer desires to purchase from Seller, and Seller desires to sell to the Buyer, Seller's membership interest in OpCo (the "Membership Interest") on the terms set forth herein;

            WHEREAS, VOO LP and COPI (as a condition to approving Seller's sale of the Membership Interest) desire to assure that concurrently with that sale Seller will distribute $47,625,000 of the proceeds to its partners, and VOO LP (as an additional condition to approving that sale) desires to assure that concurrently with that sale (a) Buyer will cause OpCo to repay the OpCo-VOO LP Payable and (b) VNO LP will, in order to facilitate a liquidation of VOO if a decision is made to liquidate VOO, agree to assume unknown liabilities of VOO LP and VOO in certain circumstances as further described in this Agreement;

            WHEREAS, VNO LP (as a condition to approving Buyer's purchase of the Membership Interest) desires to assure that concurrently with that purchase Seller will distribute $47,625,000 of the proceeds to its partners and VOO LP will use its then available cash to repay the VOO LP-VNO LP Payable; and

            WHEREAS, Buyer, Realco and VNO LP desire to treat certain other amounts owed by OpCo to Realco subsidiaries and VNO LP as contemplated in this agreement;

            NOW, THEREFORE, the parties hereto hereby agree as follows:

                                   ARTICLE I.

                  PURCHASE AND SALE; OTHER CLOSING TRANSACTIONS

            Section 1.1 Purchase and Sale. Concurrently with the execution and delivery hereof, (a) Seller hereby sells, assigns, transfers and delivers to Buyer the Membership

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Interest and (b) Buyer is paying for that Membership Interest by transferring
$47,700,000 in cash to an account designated by Seller prior to the time of execution and delivery hereof. Seller hereby acknowledges receipt of that cash. From time to time after execution and delivery hereof, Seller shall execute such additional documents and take such additional actions as Buyer may reasonably request to further perfect the sale, assignment, transfer and delivery contemplated by the preceding sentence.

            Section 1.2 Distribution of Proceeds. Immediately upon receipt of the purchase price for the Membership Interest as contemplated by Section 1.1, Seller shall distribute 60% of $47,625,000 to VOO LP and 40% of $47,625,000 to COPI.

            Section 1.3 Repayment of Payables. Immediately upon acquiring the Membership Interest as contemplated by Section 1.1, (a) Buyer shall cause OpCo to repay the OpCo-VOO LP Payable in full, (b) VOO LP shall repay the VOO LP-VNO LP Payable in full and (c) the parties hereto agree that the Line of Credit shall, without any additional action by anyone, automatically terminate and neither of the parties to the Line of Credit shall have any further obligations thereunder (other than VOO LP's obligation to repay the VOO LP-VNO LP Payable in full as contemplated by clause (b) of this Section 1.3).

            Section 1.4 Treatment of Other Owed Amounts. Effective upon acquisition of the Membership Interest as contemplated by Section 1.1, (a) Buyer shall cause OpCo to repay $2,340,285 that it owes to VNO LP and (b) any amount representing deferred rent in excess of $8,337,181 that OpCo previously owed subsidiaries of Realco shall be forgiven.

            Section 1.5 Closing. As contemplated by the foregoing, the purchase and sale of the Membership Interest contemplated by Section 1.1 will occur simultaneously with the execution and delivery hereof and the distribution of proceeds, repayment of payables and forgiveness of owed amounts contemplated by Sections 1.2, 1.3 and 1.4 will occur immediately thereafter.

            Section 1.6 Dissolution of Seller. VOO LP and COPI agree, as soon as possible after consummation of the transactions contemplated by Sections 1.1 and
1.2 (and in any event by no later than November 30, 2004), to dissolve Seller.

                                  ARTICLE II.

                  REPRESENTATIONS AND WARRANTIES OF THE PARTIES

Each party represents and warrants to the other parties as of the date hereof that:

            Section 2.1 Organization; Qualification. It is an entity duly organized, validly existing and in good standing under the laws of its state of organization and has the requisite power and authority to own its assets and properties and carry on its business as is now being conducted.

            Section 2.2 Authority. It has the power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and

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delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all requisite action on its part. This Agreement has been duly executed and delivered by it and constitutes a valid and binding agreement of it, enforceable against it in accordance with its terms.

            Section 2.3 No Consents. Neither the execution and delivery by it of this Agreement nor the consummation by it of the transactions contemplated hereby will: (a) conflict with or result in any breach of any provision of its organizational documents; (b) require any consent, approval, authorization or permit that has not already been obtained of, or filing that has not already been made with, or notification that has not already been made to, any governmental entity or other person, (c) result in a default (or give rise to any right of termination, cancellation or acceleration) under the terms of any agreement or other instrument to which it is a party, or by which it may be bound, or to which any of its assets may be subject, or (d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to it.

                                  ARTICLE III.

               ADDITIONAL REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to Buyer, Realco and VNO LP as of the date hereof that:

            Section 3.1 Capitalization and Other Matters. The Membership Interest is the only equity interest of any nature that exists in OpCo, and no person has any right to acquire additional equity interest in OpCo. Immediately prior to the execution and delivery of this Agreement, Seller owned, beneficially and of record, the Membership Interest free and clear of any encumbrances and, upon execution and delivery of this Agreement, Buyer is acquiring the Membership Interest free and clear of any encumbrances other than those that Buyer may itself create.

            Section 3.2 SEC Filings; No Material Adverse Changes. The reports on Form 10-K, Form 10-Q and Form 8-K filed by VOO since March 1, 2004, insofar as they describe Seller and OpCo and their respective businesses, financial condition and results of operations, did not contain any untrue statements of material fact or omit to state material facts required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as may have been disclosed to Buyer, since June 30, 2004 there have been no adverse changes in the business, financial condition or results of operations of OpCo other than those that such reports disclose have occurred or may occur and those that are not, individually or in the aggregate, material.

            Section 3.3 Financial Statements. The financial statements of Seller included in VOO's report on Form 10-K for the year ended December 31, 2003 were prepared in accordance with accounting principles generally accepted in the United States of America applied on a consistent basis and present fairly, in all material respects, the financial position, results of operations and cash flows of Seller as of December 31, 2003 and 2002 and for the years ended December 31, 2003, 2002 and 2001. The financial information about OpCo included in VOO's Form 10-Q for the quarter ended June 30, 2004 was derived from financial statements of OpCo prepared in accordance with accounting principles generally accepted in

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the United States of America applied on a consistent basis and those financial statements, copies of which have been delivered to Buyer, present fairly, in all material respects, the financial position, results of operations and cash flows of OpCo as of and for the six months ended June 30, 2004 and 2003.

            Section 3.4 Undisclosed Liabilities. OpCo does not have any liabilities, commitments or obligations of any kind except for (a) those reflected or reserved against or described in the financial statements or reports referred to earlier in this Article and (b) those which are not, individually or in the aggregate, material to OpCo's business, financial condition or results of operations.

                                  ARTICLE IV.

                     ADDITIONAL BUYER AND REALCO OBLIGATIONS

            Section 4.1 Representation about Other Sale Transactions. Buyer and Realco jointly and severally represent and warrant to Seller, VOO LP and COPI as of the date hereof that (a) Buyer and its affiliates have fully informed Seller of the terms on which a third party has agreed to purchase a minority interest in Realco (which at the time of that purchase will indirectly own OpCo) and (b) based on the methodology employed by that third party in valuing its investment in Realco, the value attributable to OpCo (in such third-party transaction) with OpCo's current business, assets and liabilities is less than the amount Buyer is paying for the Membership Interest in OpCo pursuant to this Agreement.

            Section 4.2 Assumption of Liabilities. Effective upon closing of the purchase and sale contemplated by Section 1.1, Buyer hereby assumes all liabilities of any nature, whether accrued, absolute, contingent or otherwise, of Seller, in its capacity as the sole member of OpCo, and Seller's partners, in their capacities as partners in the sole member of OpCo, arising out of OpCo's business, operations, assets or liabilities (collectively, the "Assumed Liabilities").

            Section 4.3 Indemnification. Buyer shall indemnify, defend and hold harmless Seller and its partners from and against (a) any and all Assumed Liabilities and (b) any and all costs of defending against, settling or paying judgments on any pending or threatened proceedings to the extent arising out of or based upon any Assumed Liabilities.

            Section 4.4 Guaranty. Realco hereby unconditionally guarantees the performance of all obligations of Buyer set forth in this agreement.

                                   ARTICLE V.

               TREATMENT OF UNKNOWN LIABILITIES IF VOO LIQUIDATES

            If a decision is made to liquidate VOO and VOO files a certificate of dissolution on or prior to March 31, 2005, VOO LP, VOO and VNO LP agree as follows in order to facilitate that liquidation:

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            Section 5.1 Payment or Provision for All Known Liabilities of VOO
and VOO LP. VOO and VOO LP will pay or make reasonable provision for all liabilities of VOO and VOO LP actually known to them and non-contingent at the time of that filing.

            Section 5.2 Assumption of Unknown Liabilities of VOO and VOO LP. Effective upon and contingent on the filing of that certificate on or prior to that date, VNO LP hereby assumes all liabilities of any nature of VOO or VOO LP other than those actually known and non-contingent to VOO or VOO LP at the time of the filing. In addition to and without limiting the generality of the foregoing, VNO LP shall indemnify, defend and hold harmless VOO and VOO LP against all liabilities of any nature of VOO or VOO LP other than those actually known and non-contingent to VOO or VOO LP at the time of the filing. If there is a dispute between VOO and VOO LP, on the one hand, and VNO LP, on the other hand, as to whether a liability was actually known at the time of filing, the determination of VOO and VOO LP shall be final and conclusive absent manifest error.

                                  ARTICLE VI.

              TREATMENT OF UNKNOWN LIABILITIES IF SELLER LIQUIDATES

            If Seller liquidates as contemplated by Section 1.6 and files a certificate of cancellation on or prior to March 31, 2005, Seller and Buyer agree as follows in order to facilitate that liquidation:

            Section 6.1 Payment or Provision for All Known Liabilities of Seller. Seller will pay or make reasonable provision for all liabilities of Seller actually known to Seller at the time of that filing.

            Section 6.2 Assumption of Unknown Liabilities of Seller. Effective upon and contingent on the filing of that certificate on or prior to that date, Buyer hereby assumes all liabilities of any nature of Seller other than those actually known to Seller at the time of the filing. In addition to and without limiting the generality of the foregoing, Buyer shall indemnify, defend and hold harmless Seller against all liabilities of any nature of Seller other than those actually known to Seller at the time of the filing. If there is a dispute between Seller and Buyer as to whether a liability was actually known at the time of filing, the determination of Seller shall be final and conclusive absent manifest error.

                                  ARTICLE VII.

                                  MISCELLANEOUS

            Section 7.1 Survival. None of the representations or warranties contained in Article II or Article III will survive the closing of the transactions contemplated by Article I.

            Section 7.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication, as follows:

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   if to Seller:              Vornado Crescent Logistics Operating Partnership
                              c/o Vornado Operating Company
                              210 Route 4 East
                              Paramus, NJ 07652
                              Attn: Richard Reczka
                              Facsimile: 201-587-9441

   if to VOO LP:              Vornado Operating L.P.
                              c/o Vornado Operating Company
                              210 Route 4 East
                              Paramus, NJ 07652
                              Attn: Richard Reczka
                              Facsimile: 201-587-9441

   if to VOO:                 Vornado Operating Company
                              210 Route 4 East
                              Paramus, NJ 07652
                              Attn: Richard Reczka
                              Facsimile: 201-587-9441

   if to COPI:                COPI Cold Storage L.L.C.
                              c/o Crescent Real Estate Equities Company
                              777 Main Street, Suite 2100
                              Fort Worth, Texas 76102
                              Attn: Jeffrey L. Stevens
                              Facsimile: 817-321-2002

   if to Buyer:               ART AL Holding LLC
                              c/o Americold Realty Trust
                              10 Glenlake Parkway, Suite 800
                              Atlanta, GA 30328
                              Attn: Anthony Cossentino
                              Facsimile: 678-441-6852

   if to Realco:              Americold Realty Trust
                              10 Glenlake Parkway, Suite 800
                              Atlanta, GA 30328
                              Attn: Anthony Cossentino
                              Facsimile: 678-441-6852

   if to VNO LP:              Vornado Realty L.P.
                              c/o Vornado Realty Trust
                              888 Seventh Avenue
                              New York, NY 10019
                              Attn: Joseph Macnow
                              Facsimile: 201-843-2198

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or to such other person or address as any party shall specify by notice in writing to the other parties.

            Section 7.3 Governing Law. This Agreement shall be governed by and construed in accordance with the provisions of New York law applicable to contracts to be performed in New York.

            Section 7.4 Waiver of Jury Trial. To the fullest extent permitted by applicable law, each party hereby irrevocably waives any right to a trial by jury in any proceeding brought with respect to this Agreement or the transactions contemplated hereby.

            Section 7.5 Consent to Jurisdiction. Each party irrevocably submits to the exclusive jurisdiction of the federal and state courts located in the State of New York in any action, suit or proceeding arising out of or relating to this Agreement or any of the transactions contemplated hereby and agrees that it will not bring any such actions, suits or proceedings in any other court. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such action, suit or proceeding brought in such a court and any claim that any such action, suit or proceeding brought in such a court has been brought in an inconvenient forum.

            Section 7.6 Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and shall in no way be used to interpret any provisions of this Agreement.

            Section 7.7 Counterparts. This Agreement may be signed in counterparts, each of which when so executed will be deemed an original and all of which, taken together, will constitute one and the same agreement.

            Section 7.8 Assignment. Neither this Agreement nor any of the rights or obligations hereunder may be assigned or delegated by any of the parties hereto without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.

            Section 7.9 Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior communications, understandings and agreements among the parties hereto relating to such subject matter.

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            IN WITNESS WHEREOF, each of the undersigned has caused this
Agreement to be duly signed as of the date first above written.

                 VORNADO CRESCENT LOGISTICS OPERATING PARTNERSHIP

                 By: Vornado Operating LP, as General Partner,
                      By: Vornado Operating Company, as General Partner,

                          By: /s/ Joseph Macnow
                              ------------------------------------------------
                                   Name:  Joseph Macnow
                                   Title: Executive Vice President and
                                          Chief Financial Officer

                 By: COPI COLD STORAGE L.L.C., as General Partner,

                          By: /s/ Jeffrey L. Stevens
                              ------------------------------------------------
                                   Name:  Jeffrey L. Stevens
                                   Title: President, Crescent Operating, Inc.,
                                          its sole member

                 VORNADO OPERATING L.P.

                 By: Vornado Operating Company, as General Partner,

                          By: /s/ Joseph Macnow
                              ------------------------------------------------
                                   Name:  Joseph Macnow
                                   Title: Executive Vice President and
                                          Chief Financial Officer

                 VORNADO OPERATING COMPANY

                 By: /s/ Joseph Macnow
                     ------------------------------------------------
                          Name:  Joseph Macnow
                          Title: Executive Vice President and
                                 Chief Financial Officer

                 COPI COLD STORAGE L.L.C.

                 By: /s/ Jeffrey L. Stevens
                     ------------------------------------------------
                          Name:  Jeffrey L. Stevens
                          Title: President, Crescent Operating, Inc.,
                                 its sole member

                 ART AL HOLDING LLC

                 By: Americold Realty Trust

                         By: /s/ Joseph Macnow
                             ------------------------------------------------
                                 Name:  Joseph Macnow
                                 Title: Vice President


                 AMERICOLD REALTY TRUST

                 By: /s/ Joseph Macnow
                     ------------------------------------------------
                         Name:  Joseph Macnow
                         Title: Vice President


                 VORNADO REALTY L.P.

                 By: Vornado Realty Trust, as General Partner,

                          By: /s/ Joseph Macnow
                              ---------------------------------------
                                  Name:  Joseph Macnow
                                  Title: Executive Vice President --
                                         Finance and Administration
                                         and Chief Financial Officer

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